GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
June 30, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 50.88%
	Exchange Traded Funds - 50.88%
25,493	iShares 0-5 Year High Yield Corporate Bond ETF	$1,174,207
59,716	iShares 0-5 Year Investment Grade Corporate Bond ETF	3,095,080
14,797	iShares 0-5 Year TIPS Bond ETF	1,573,069
22,509	Schwab Short-Term U.S. Treasury ETF	1,152,911
24,761	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	758,925
	Total Investment Companies (Cost $7,683,518)	7,754,192

	SHORT TERM INVESTMENTS - 48.41%
	Money Market Funds - 39.80%
	DWS Government Money Market Series - Institutional Shares
6,065,666	Effective Yield, 0.04% (a)(b)	6,065,666

Principal
Amount
	U.S. Treasury Note - 8.61%
300,000	2.125%, 09/30/2021	301,547
500,000	1.750%, 11/30/2021	503,487
500,000	1.750%, 03/31/2022	506,230
		1,311,264

	Total Short Term Investments (Cost $7,377,415)	7,376,930

	Total Investments (Cost $15,060,933) - 99.29%	15,131,122
	Other Assets in Excess of Liabilities - 0.71%	107,748
	TOTAL NET ASSETS - 100.00%	$15,238,870

Percentages are stated as a percent of net assets.
(a)	Seven-day yield as of June 30, 2021.
(b)
Fair value of these securities exceeds 25% of the Fund’s net assets. Additional information for these securities, including financial statements, is available from the SEC’s EDGAR datatbase at www.sec.gov.